Exhibit 32.2

CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906 OF THE

SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Healthcare Integrated Technologies, Inc. (the “Company”), on Form 10-Q for the period ended April 30, 2021 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), Charles B. Lobetti, III, Chief Financial Officer of the Company, certifies, pursuant to 18 U.S.C. section 1350 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: June 11, 2021	By:	/s/ Charles B. Lobetti, III
Charles B. Lobetti, III Chief Financial Officer (Principal Financial Officer)